Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The tables below set forth the unaudited pro forma condensed combined financial data for Acadia Healthcare Company, Inc. (“Acadia”) giving effect to certain acquisitions as further described below and give effect to each transaction as if it occurred on January 1, 2014.

With respect to the issuance of common stock and the use of a portion of the proceeds to repay outstanding indebtedness on the Senior Secured Revolving Line of Credit under our Amended and Restated Senior Credit Facility, the earnings per share calculations reflect only the shares whose proceeds are being used to effect the adjustments made in the income statement (2,723,044 shares based on an assumed public offering price of $68.50 per share, which was the closing price of our common stock on April 30, 2015, as reported on The Nasdaq Global Select Market). The additional earnings per share data set forth below in the unaudited pro forma condensed combined financial data is based on the assumption that Acadia will issue 4,500,000 shares of common stock.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2014 combines the audited consolidated statement of operations of Acadia for the year ended December 31, 2014, the unaudited consolidated statement of operations of Partnerships in Care for the six months ended June 30, 2014, the audited consolidated statement of operations of CRC for the year ended December 31, 2014 and the unaudited consolidated statement of operations for Acadia’s other completed acquisitions for the period from January 1, 2014 to the earlier of the acquisition date or December 31, 2014.

The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2015 combines the unaudited consolidated statement of operations of Acadia for that period, the unaudited consolidated statement of operations of CRC for the period prior to February 11, 2015, the acquisition date, and the unaudited consolidated statement of operations for Acadia’s other completed acquisitions for the periods prior to the respective acquisition dates.

The unaudited pro forma condensed combined financial data has been prepared using the acquisition method of accounting for business combinations under GAAP. The adjustments necessary to fairly present the unaudited pro forma condensed combined financial data have been made based on available information and in the opinion of management are reasonable. Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with this unaudited pro forma condensed combined financial data.

The unaudited pro forma condensed combined financial data is for illustrative purposes only and does not purport to represent what our financial position or results of operations actually would have been had the events noted above in fact occurred on the assumed dates or to project our financial position or results of operations for any future date or future period.

The unaudited pro forma condensed combined financial data should be read in conjunction with the consolidated financial statements and notes thereto of Acadia, Partnerships in Care and CRC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

(In thousands, except per share amounts)

	Acadia(1)	Partnerships in Care(5)	CRC(2)	Completed Acquisitions(3)	Pro Forma Adjustments	Notes	Pro Forma Combined
Revenue before provision for doubtful accounts	$1,030,784	$142,312	$460,040	$73,934			$1,707,070
Provision for doubtful accounts	(26,183)	3	—	(261)	(7,872)	(7)	(34,313)

Revenue	1,004,601	142,315	460,040	73,673	(7,872)		1,672,757
Salaries, wages and benefits	575,412	84,641	227,692	34,305			922,050
Professional fees	52,482	6,737	40,551	4,968			104,738
Supplies	48,422	4,868	20,858	2,795			76,943
Rents and leases	12,201	909	17,538	3,619			34,267
Other operating expenses	110,654	11,644	51,517	7,162	(1,122)	(11)	179,855
Depreciation and amortization	32,667	11,731	21,290	2,065	(10,747)	(8)	57,006
Interest expense, net	48,221	43,084	72,718	1,432	(56,600)	(9)	108,855
Provision for doubtful accounts	—	—	7,872	—	(7,872)	(7)	—
Debt extinguishment costs	—	—	11,622	—			11,622
Gain on foreign currency derivatives	(15,262)	—	—	—	15,262	(10)	—
Goodwill and asset impairments	—	—	1,089	—			1,089
Transaction-related expenses	13,650	—	7,686	—	(21,336)	(11)	—

Total expenses	878,447	163,614	480,433	56,346	(82,415)		1,496,425
Income (loss) from continuing operations before income taxes	126,154	(21,299)	(20,393)	17,327	74,543		176,332
Provision (benefit) for income taxes	42,922	30	6,576	5,181	1,717	(12)	56,426

Income (loss) from continuing operations	$83,232	$(21,329)	$(26,969)	$12,146	$72,826		$119,906

Earnings per share—income (loss) from continuing operations:
Basic	$1.51						$1.77

Diluted	$1.50						$1.76

Weighted average shares:
Basic	55,063				12,762	(13a )	67,825
Diluted	55,327				12,762	(13a )	68,089

Additional earnings per share data
Earnings per share—income (loss) from continuing operations:
Basic	$1.51						$1.72

Diluted	$1.50						$1.72

Weighted average shares:
Basic	55,063				14,539	(13b )	69,602
Diluted	55,327				14,539	(13b )	69,866

See accompanying notes to unaudited pro forma financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Three Months Ended March 31, 2015

(In thousands, except per share amounts)

	Acadia(1)	CRC(2)	Completed Acquisitions(4)	Pro Forma Adjustments	Notes	Pro Forma Combined
Revenue before provision for doubtful accounts	$374,158	$53,014	$12,428			$439,600
Provision for doubtful accounts	(8,375)	—	(10)	(1,206)	(7)	(9,591)

Revenue	365,783	53,014	12,418	(1,206)		430,009
Salaries, wages and benefits	205,871	31,288	6,284			243,443
Professional fees	22,427	5,136	895			28,458
Supplies	16,254	2,583	465			19,302
Rents and leases	5,886	2,023	564			8,473
Other operating expenses	40,527	5,708	1,183			47,418
Depreciation and amortization	13,104	2,459	333	(571)	(8)	15,325
Interest expense, net	22,146	8,883	134	(3,567)	(9)	27,596
Provision for doubtful accounts	—	1,206	—	(1,206)	(7)	—
Gain on foreign currency derivatives	(53)	—	—	53	(10)	—
Transaction-related expenses	18,416	1,712	—	(20,128)	(11)	—

Total expenses	$344,578	60,998	9,858	(25,419)		390,015
Income (loss) from continuing operations before income taxes	21,205	(7,984)	2,560	24,213		39,994
Provision (benefit) for income taxes	6,613	(3,034)	632	8,587	(12)	12,798

Income (loss) from continuing operations	$14,592	$(4,950)	$1,928	$15,626		$27,196

Earnings per share—income (loss) from continuing operations:
Basic	$0.23					$0.40

Diluted	$0.23					$0.40

Weighted average shares:
Basic	62,530			5,445	(13a )	67,975
Diluted	62,894			5,445	(13a )	68,339

Additional earnings per share data
Earnings per share data—income (loss) from continuing operations:
Basic	$0.23					$0.39

Diluted	$0.23					$0.39

Weighted average shares:
Basic	62,530			7,222	(13b )	69,752
Diluted	62,894			7,222	(13b )	70,116

See accompanying notes to unaudited pro forma financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

(In thousands, except per share amounts)

(1)	The amounts in this column represent, for Acadia, actual results for the periods presented.
(2)	The amounts in this column represent, for CRC, actual results for the periods presented prior to the acquisition date of February 11, 2015.
(3)	The amounts in this column represent pro forma adjustments for Acadia’s and CRC’s completed acquisitions of (a) Habit, (b) McCallum Place, (c) Quality Addiction Management, Inc. (“QAM”), (d) two facilities from Choice Lifestyles (“Choice”), (e) Pastoral Care Group (“Pastoral”) and (f) Mildmay Oaks (none of which were individually material) up to the respective acquisition dates.
(4)	The amounts in this column represent pro forma adjustments for Acadia’s completed acquisitions of (a) QAM, (b) Choice, (c) Pastoral and (d) Mildmay Oaks (none of which were individually material) up to the respective acquisition dates.
(5)	The historical financial statements of Partnerships in Care are prepared in accordance with U.K. GAAP and are adjusted to: (i) reconcile the financial statements to U.S. GAAP and (ii) translate the financial statements to U.S. dollars based on the historical exchange rates below. The Partnerships in Care financial statements have been reclassified to conform to Acadia’s financial statement presentation.

GBP/USD
Six months ended June 30, 2014	Average Rate	$1.6687

The amounts below represent results for the six months ended June 30, 2014.

	Partnerships in Care (in £, in U.K. GAAP)	U.S. GAAP Adjustments		Notes	Partnerships in Care (in £, in U.S. GAAP)	Partnerships in Care (in $, in U.S. GAAP)
Revenue before provision for doubtful accounts	£85,283	£			£85,283	$142,312
Provision for doubtful accounts	2				2	3

Revenue	85,285				85,285	142,315
Salaries, wages and benefits	51,601		(878)	(6)	50,723	84,641
Professional fees	4,037				4,037	6,737
Supplies	2,917				2,917	4,868
Rents and leases	545				545	909
Other operating expenses	6,978				6,978	11,644
Depreciation and amortization	5,991		1,039	(6)	7,030	11,731
Interest expense, net	31,979		(6,160)	(6)	25,819	43,084
Transaction-related expenses	—				—	—

Total expenses	104,048		(5,999)		98,049	163,614
(Loss) income from continuing operations before income taxes	(18,763)		5,999		(12,764)	(21,299)
(Benefit) provision for income taxes	(1,063)		1,081	(6)	18	30

Loss from continuing operations	£(17,700)		£4,918		£(12,782)	$(21,329)

(6)	Reflects adjustments to reconcile U.K. GAAP to U.S. GAAP including (i) a property and equipment impairment charge and related depreciation expense adjustment, which would not have been recorded under U.S. GAAP; (ii) amortization of an interest rate swap, which would not have been recorded under U.S. GAAP; (iii) a share-based payment charge, which would not have been recorded under U.S. GAAP; and (iv) the tax impact of the previous adjustments.
(7)	Reflects reclassification of CRC provision for doubtful accounts to conform to Acadia historical presentation.

(8)	Represents the adjustments to depreciation and amortization expense as a result of recording the property and equipment and intangible assets at preliminary estimates of fair value as of the date of the acquisitions, as follows:

	Amount	Useful Lives (in years)	Monthly Depreciation	Year Ended December 31, 2014	Three Months Ended March 31, 2015
Partnerships in Care:
Land	$72,086	N/A	$—	$—	$—
Building and improvements	437,195	30-50	1,046	6,275	—
Equipment	18,909	3-10	354	2,127	—

	528,190		1,400	8,402	—
Indefinite-lived intangible assets	651	N/A	—	—	—

	651		—	—	—
Partnerships in Care depreciation and amortization expense				8,402	—
CRC:
Land	$24,597	N/A	$—	$—	$—
Building and improvements	87,638	10-40	575	6,900	939
Equipment	24,110	3-10	581	6,972	949
Construction in progress	3,133	N/A	—	—	—

	139,478		1,156	13,872	1,888
Indefinite-lived intangible assets	37,000	N/A	—	—	—

	37,000		—	—	—
CRC depreciation and amortization expense				13,872	1,888

Total depreciation and amortization expense				22,274	1,888
Less: historical depreciation and amortization expense of Partnerships in Care				(11,731)	—
Less: historical depreciation and amortization expense of CRC				(21,290)	(2,459)

Depreciation and amortization expense adjustment				$(10,747)	$(571)

(9)	Represents an adjustment to interest expense to give effect to the following transactions:

	Year Ended December 31, 2014	Three Months Ended March 31, 2015
Interest related to 5.125% Senior Notes due 2022	$7,688	$—
Interest related to 5.625% Senior Notes due 2023	21,094	2,871
Interest related to Term Loan A	8,225	—
Interest related to Term Loan B	22,500	3,063
Interest related to change in the applicable interest rate on term A loans based on Acadia’s consolidated leverage ratio	1,141	285
Interest related to revolving line of credit paydown, net of borrowing	(3,915)	(1,605)
Interest related to amortization of deferred financing costs	3,901	836
Less: historical interest expense of Partnerships in Care	(43,084)	—
Less: historical interest expense of CRC	(72,718)	(8,883)
Less: historical interest expense of other completed acquisitions	(1,432)	(134)

Interest expense adjustment	$(56,600)	$(3,567)

(10)	Represents adjustments to eliminate the gain on foreign currency derivatives, which are related to the acquisition of Partnerships in Care on July 1, 2014 and the acquisitions of Choice, Pastoral and Mildmay Oaks on April 1, 2015.
(11)	Represents adjustments to eliminate transaction-related expenses incurred by Acadia, Partnerships in Care, Habit and CRC related to the acquisitions.
(12)	Reflects adjustments to income taxes to reflect the impact of the above pro forma adjustments applying combined U.S. federal and state statutory tax rates and U.K. statutory rates.
(13)	Represents adjustments to weighted average shares used to compute basic and diluted earnings per share to reflect the effect of 8,881,794 shares of common stock issued by Acadia in June 2014, 5,975,326 shares of common stock issued by Acadia on February 11, 2015 related to the acquisition of CRC and the effect of an estimated 4,500,000 shares of common stock to be issued by Acadia, as follows:
(a)	Earnings per share calculations reflect only the shares whose proceeds are being used to effect the adjustments made in the income statement, which results in 2,723,044 shares of the 4,500,000 shares offered hereby being included in the earnings per share calculations.
(b)	Additional earnings per share data reflects all of the 4,500,000 shares offered hereby.